UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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METASOLV, INC.

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On October 23, 2006, MetaSolv, Inc. announced that it had entered into an agreement and plan of merger with Oracle Systems Corporation and Marine Acquisition Corporation pursuant to which Oracle will acquire MetaSolv through a cash merger for $4.10 per share.

The proposed merger will be submitted to MetaSolv’s stockholders for their consideration and MetaSolv will file with the SEC a proxy statement to be used by MetaSolv to solicit the approval of the proposed merger by its stockholders, as well as other relevant documents concerning the proposed merger. You are urged to read the proxy statement regarding the proposed merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the proxy statement, as well as other filings containing information about MetaSolv at the SEC’s Internet Site (http://www.sec.gov). Copies of the proxy statement can also be obtained without charge, by directing a request to: MetaSolv Investor Relations, 5556 Tennyson Parkway, Plano, Texas 75024, or by telephone (972) 403-3000.

MetaSolv and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of MetaSolv in connection with the proposed merger. Additional information regarding the interests of those participants may be obtained by reading MetaSolv’s definitive proxy statement dated April 10, 2006 in connection with MetaSolv’s annual meeting of stockholders held on May 9, 2006 and by reading the proxy statement regarding the proposed merger when it becomes available.

This document contains forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, particularly, those statements regarding the effects of the proposed merger, and those preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “estimates,” or similar expressions. Forward-looking statements relating to expectations about future results or events are based upon information available to MetaSolv as of today’s date, and MetaSolv does not assume any obligations to update any of these statements. The forward-looking statements are not guarantees of the future performance of MetaSolv or the combined company and actual results may vary materially from the results and expectations discussed. For instance, while MetaSolv and Oracle have signed an agreement to merge, there is no assurance that they will complete the proposed merger. In the event the companies do not receive necessary approval of MetaSolv’s stockholders or government approvals or fail to satisfy conditions to closing, the merger agreement will terminate. Additional risks and uncertainties related to the proposed merger include, but are not limited to, conditions in the financial markets relevant to the proposed merger, the successful integration of MetaSolv into Oracle’s business, and each company’s ability to compete in the highly competitive software industry. The revenues, earnings and business prospects of MetaSolv and the combined company and their ability to achieve planned business objectives will be subject to a number of risks and uncertainties. These risks and uncertainties include, among other things, the variance of quarterly operating results; MetaSolv’s ability to successfully manage and integrate acquisitions; MetaSolv’s reliance on sales of its software; the need to expand sales and distribution capabilities; the need to expand to new customer markets; MetaSolv’s continued use of strategic relationships; its ability to manage growth; MetaSolv’s international operations; its ability to meet customer expectations; the quality of MetaSolv’s software delivered; competition; consolidation within the telecommunications industry; limitations on the ability of customers to obtain adequate financing; and MetaSolv’s ability to reduce its cost structure. These and other risks are identified from time to time in MetaSolv’s SEC reports and public announcements.

This filing consists of certain documents made available to employees and customers of MetaSolv, Inc.

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Overview and Frequently Asked Questions

•	OVERVIEW

On October 23, 2006, Oracle announced that it has entered into an agreement to acquire MetaSolv Software, a recognized leader in service fulfillment operations support system (OSS) solutions for next-generation communications service providers. The transaction is subject to shareholder and regulatory approval and is expected to close in late 2006 or early 2007.

The acquisition further extends Oracle’s leadership in the communications industry and creates an end-to-end packaged software suite for key communications industry processes, including Business Support Systems (BSS), Operational Support Systems (OSS), Service Delivery Platform (SDP) and enterprise applications.

Oracle currently supplies technology and applications to over 90% of communications companies worldwide, and 17 of the top 20 most profitable communications companies run Oracle Applications. Oracle’s Siebel Customer Relationship Management (CRM) applications have become an industry standard for call centers and customer care. Likewise, Oracle’s Portal Software products provide a leading billing and revenue management system. Additionally, Oracle provides a leading choice for Enterprise Resource Planning (ERP), Supply Chain Management (SCM), Human Capital Management (HCM), and database and infrastructure software. The acquisition of MetaSolv provides Oracle’s end-to-end software portfolio for the communications industry with a best-in-class integrated OSS suite that enables automated service fulfillment.

MetaSolv is at the forefront of service delivery innovation and is leading network transformation with Tier 1 carriers around the world. MetaSolv automates the order-to-activate provisioning cycle by integrating key service fulfillment processes, including order management, service activation, inventory management, configuration management, subscriber and service management. MetaSolv’s modular and integrated approach to service fulfillment enables service providers to simplify the costly and complex process of delivering bundled services over multiple technologies. More than 170 global service providers use MetaSolv solutions to efficiently and effectively address the business challenges associated with transitioning to next-generation mobile and IP-based networks.

When the acquisition closes, MetaSolv’s management and employees will become part of Oracle’s Communications Global Business Unit which has a dedicated focus on providing mission critical packaged software for the communications industry.

•	CUSTOMER BENEFITS

Oracle’s acquisition of MetaSolv will provide communications service providers with the following benefits:

•	Single Campaign-to-Cash Software Suite: Oracle plans to provide customers with an end-to-end communications software suite incorporating OSS, CRM, Revenue Management and ERP applications. Service providers can benefit from leveraging a single vendor to manage their customer interactions, revenue realization and automated service fulfillment allowing service providers to optimize the campaign-to-cash process, lowering transaction costs and accelerating time-to-revenue.

•	Improved Network Asset Management: Communication service providers will now, from a single vendor, have the ability to track and manage the entire life cycle of network assets. Through the combination of Oracle and MetaSolv solutions, costly network assets can be accurately managed and accounted for from initial procurement through to customer production improving efficiency and maximizing asset utilization and reducing capital expenditures.

•	Rapid Time-to-Market for New Services: Lengthy and costly product and service creation, pricing, packaging and definition will be streamlined and automated. A single view of customers, products, and services and their relationship to the underlying network will allow service providers to rapidly introduce innovative services, thereby enhancing competitiveness.

•	Backed by a single global vendor: Customers will benefit from Oracle’s global 24x7 distribution and support network, backed by 7,000 support service personnel, 14,000 software developers, and access to more than 16,000 partners.

•	Investment Protection: Customers’ investments in MetaSolv applications are to be supported and protected by Oracle as the OSS service fulfillment standard for the combined companies.

•	PARTNER BENEFITS

The combination is expected to provide Oracle and MetaSolv partners worldwide with the following benefits:

•	Comprehensive Communications Suite: Oracle can now provide customers, and Oracle partners, an end-to-end communications software suite incorporating OSS, CRM, Revenue Management and ERP applications. Partners will benefit by reducing the complexity of their customers solution to address processes that span the enterprise, BSS and OSS.

•	Single Vendor. With this combination, partners will be able to leverage Oracle’s worldwide resources and partner investments while preserving their investment and experience with MetaSolv solutions.

•	Partner Focused: Oracle will continue to partner with Network Equipment Manufacturers and Systems Integrators to enable the successful deployment of Oracle products. These

Copyright © 2006 Oracle, JD Edwards, and PeopleSoft are registered trademarks of Oracle Corporation and/or its affiliates. Other names may be trademarks of their respective owners. 01.17.06 V9 partnerships will extend to MetaSolv partners, many of whom are already Oracle Partners strengthening and streamlining the relationship.

•	FREQUENTLY ASKED QUESTIONS

BUSINESS RATIONALE

What is the rationale behind the acquisition?

Oracle is extending its leadership in communications with a packaged software solution for end-to-end processes including BSS, OSS and Enterprise applications. Communications service providers worldwide have told Oracle that accessing an integrated end-to-end packaged applications suite is one of their highest priorities. Operational Support Systems is the fastest growing IT domain in the Communications Industry, and represented a $1.7 billion segment in 2006. Communications OSS, a domain that has been outside of Oracle’s traditional reach, is the logical extension to Oracle’s Enterprise, BSS and SDP Applications.

Why did Oracle select MetaSolv as the foundation for its communications OSS strategy?

MetaSolv offers the communications industry a leading OSS suite for communications service providers, with a focus on next generation networks and services; and is the only OSS software vendor to hold top positions across the three key areas of OSS including service activation, service provisioning and inventory management. MetaSolv also has a premier and diverse global customer base and a proven ability to support Tier 1 scalability and performance. More than 170 customers worldwide are leveraging MetaSolv software to deliver next-generation mobile, broadband and IP services. Also, MetaSolv’s employees and management bring extensive industry, domain and product expertise to Oracle’s Communications Global Business Unit.

How will the acquisition of MetaSolv accelerate Oracle’s strategy to build out mission critical applications for the communications industry?

As operators worldwide invest to support the growing demand for advanced mobile and IP services, they require an agile and flexible software suite to streamline their business processes and customer interactions. With the combination of Oracle and MetaSolv, we plan to provide an end-to-end packaged software solution including BSS, OSS Enterprise and Service Delivery applications. This includes processes that span from a Communications Service Provider’s initial customer interaction, through to automating service fulfillment and billing. MetaSolv’s leading product portfolio coupled with Oracle’s existing communications products and extensive R&D budget, will position Oracle to facilitate IT system transformations for operators on a global scale with a comprehensive Communications applications offering.

•	PRODUCT

What OSS products does MetaSolv offer?

MetaSolv’s portfolio is focused on enabling the automated end-to-end service fulfillment process including provisioning, inventory management, and service activation. MetaSolv’s portfolio enables the support of existing services as well as facilitating the transition to next-generation mobile, broadband and IP-based services, such as VoIP, IPTV and IP-VPNs.

How will MetaSolv and Oracle’s product portfolios be integrated over time?

Over time and through phased release cycles, we plan to more fully build on Oracle technology platforms and increase the level of integration with key applications such as Siebel CRM, Oracle E-Business Suite, Oracle Communications Billing and Revenue Management, Siebel Analytics, and Customer & Product Data Hubs.

How does Oracle plan to maintain industry and domain expertise?

MetaSolv employees and management will join Oracle’s Communications Global Business Unit focused on delivering mission critical applications to the communications industry. The Communications Global Business Unit includes strategy, development, sales, services, business development and marketing. Oracle intends to retain members of the existing MetaSolv management team to lead this division and thereby retain the industry domain knowledge and customer relationships.

Why are Oracle’s and MetaSolv’s solutions a good fit?

Oracle and MetaSolv’s solutions are complementary. The architecture of MetaSolv products is closely aligned with Oracle applications and technology direction and strategy. MetaSolv products leverage industry standards, are SOA-based and are highly configurable and extensible. In production with service providers worldwide, MetaSolv service fulfillment suite is designed for ease of integration and thus will be a logical complement to Oracle’s existing Communications application

•	BUSINESS CONTINUITY

How will this acquisition impact MetaSolv’s customers?

Oracle plans to protect customers’ investments in MetaSolv applications as the OSS standard for the combined companies. R&D in MetaSolv solutions will now have the backing of Oracle’s R&D budget and significant technology and application assets.

How will this acquisition benefit MetaSolv customers?

MetaSolv customers will have their investment protected while at the same time have access to a more comprehensive software portfolio from Oracle. The suite will also provide a compelling value proposition as operators look to streamline their campaign-to-cash processes and improve network asset management with ERP applications.

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How will this acquisition benefit MetaSolv’s partners?

Partners are essential to Oracle’s economy and growth strategy. Oracle is committed to your success and the satisfaction and retention of your customers. As our current partners know, the foundation for your success with Oracle is Oracle PartnerNetwork, a worldwide ecosystem of more than 17,700 partners, a management portal, a network of interaction centers for partner support, and a global business program. Through partnership with Oracle, you will have the opportunity to gain access to Oracle’s premier products coupled with education, technical services and highly specialized go-to-market engagement, and support from across all lines of business within Oracle. Oracle seeks to maintain and enhance the relationships with existing MetaSolv partners including Systems Integrators and Network Equipment Manufacturers through their global partner program.

Partners will benefit from being able to leverage and deploy a more comprehensive communications software suite from a single software vendor. MetaSolv partners are expected to benefit from Oracle’s worldwide resources and partner ecosystem, as well as preserve their investments and experience with MetaSolv products. Oracle partners are expected to benefit from MetaSolv’s service fulfillment operations support system (OSS) solutions for next-generation communications service providers. Both companies’ partners are expected to benefit from the complementary solutions that create an end-to-end packaged software suite for key communications Industry processes, including business support systems (BSS), Operational Support Systems (OSS), Service Delivery Platform (SDP) and enterprise applications.

If I am a current MetaSolv partner and a member of Oracle PartnerNetwork, will my MetaSolv contracts be honored?

Yes. To provide for a smooth transition, existing MetaSolv partner contracts remain in effect after the closing, and your existing MetaSolv contracts for support, professional services, and sales remain the same. As contact information changes, we will communicate these changes through normal channels. As a MetaSolv partner, MetaSolv representatives will be reaching out to you to answer any questions you might have. You may also use your current Oracle channels for support for any questions.

How will Oracle support MetaSolv partners throughout the integration and beyond?

Oracle is deeply committed to your success. The message for MetaSolv partners today is one of continuity—business as usual. Every effort is being made to provide that, after the closing of the transaction, your business continues uninterrupted through the transitional period. As we blend MetaSolv education delivery with Oracle University, we want to ensure that you are fully prepared to take advantage of the new opportunities available through this combination after the closing. Watch the OPN Portal for upcoming featured training announcements.

Throughout the transition, we will communicate with you and provide you with the very latest information and resources to address your questions and highlight new opportunities. Partners not yet enrolled in the Oracle PartnerNetwork program will be invited to join the program to gain access to some of the highest levels of support and resources in the industry today.

How do MetaSolv partners learn more about the Oracle PartnerNetwork program and partnership with Oracle?

The Oracle PartnerNetwork portal is your best source of information about the program. You may also contact Oracle. To contact an Oracle PartnerNetwork representative directly, please go to partner. oracle.com and click on “Contact Us”.

How will this acquisition impact any existing project, deployment, or services engagements?

It is not expected that this transaction will impact any existing project, deployment or services engagement. With the depth, breadth and scale of Oracle, we anticipate that customers will continue to derive the inherent value from MetaSolv products portfolio.

How does this affect Oracle’s relationship with other OSS vendors?

Most communications service providers have multi-vendor environments and use a variety of billing, customer care, and OSS applications. Oracle is committed to the ongoing support of OSS software vendors.

•	BUSINESS CONTINUITY

Can I still purchase MetaSolv products?

Yes, until the transaction closes, the companies remain separate. MetaSolv and Oracle remain separate companies until the closing of the acquisition. Please contact your MetaSolv sales representatives to assist you, or visit www.metasolv.com for contact information. Your MetaSolv contacts remain unchanged.

How will Oracle provide for the smooth combination of the two companies?

Oracle is very focused on customer satisfaction and plans to provide a smooth transition without customer disruption. Oracle is experienced with integrating companies quickly and efficiently. Oracle will provide dedicated personnel from key functional areas for integration and utilize proven templates and processes for repeatable success in integration. We will communicate regularly throughout this process to keep our customers well informed.

Critical integration goals for MetaSolv after the closing of the transaction include:

•	Focus on 100% customer satisfaction

•	Provide smooth transition for customers without interruption

•	Over-communicate throughout the integration

•	Provide customer continuity

•	Oracle intends to maintain relationships with MetaSolv partners including Systems Integrators and Network Equipment Manufacturers

•	Retain MetaSolv management and employees as a part of Oracle’s Communications Global Business Unit

•	Existing management team to lead OSS focus

3

Should MetaSolv customers continue to call the MetaSolv Global Customer Care center?

Yes. Until the closing of the transaction, MetaSolv continues to operate as a separate business. MetaSolv contacts remain unchanged and customers will continue to receive support and services from MetaSolv. Existing MetaSolv contacts should be used for support, professional services, and sales to address immediate and ongoing needs. We will communicate any changes well in advance through our regular channels.

Should MetaSolv customers continue to contact their MetaSolv sales representative?

Yes. Until the closing of the transaction, MetaSolv continues to operate as a separate business and, until further advised, customers should continue to rely on existing relationships.

Will training on MetaSolv products continue?

Yes. Until the closing of the transaction, MetaSolv continues to operate as a separate business. After the transaction closes, we currently plan to combine the MetaSolv education program with Oracle University. We want to ensure that our customers’ software provides the best possible service for their organizations, and we know excellent training is critical to reach that goal.

Will existing MetaSolv customer contracts be honored?

Yes. Oracle intends to honor the terms and conditions of existing MetaSolv contracts after the closing of the transaction. After the close of the transaction, technical support will continue to be governed by the terms of the MetaSolv maintenance agreement until the current support term expires. At the first renewal with Oracle, customers’ support services (and not licenses) will be migrated to an Oracle License and Services Agreement (OLSA), which will govern the next support term. The OLSA will not govern customers’ MetaSolv license(s).

When is this transaction expected to close?

Subject to shareholder and regulatory approvals, we expect the transaction to close late in 2006 or early 2007.

Where can I find out more information about the proposed Oracle and MetaSolv combination?

For more information, please visit www.oracle.com/metasolv or www.metasolv.com.

This document is for informational purposes only and may not be incorporated into a contract. After the closing of this transaction, the development, release and timing of MetaSolv’s products will remain at the sole discretion of Oracle.

Copyright © 2006 Oracle, JD Edwards, and PeopleSoft are registered trademarks of Oracle Corporation and/or its affiliates. Other names may be trademarks of their respective owners.

4

A Message to Our Partners

On behalf of the management team at MetaSolv, I want to share some exciting news with you. This morning, Oracle announced that it has entered into a definitive agreement to acquire our company, MetaSolv Software, Inc. The agreement is subject to stockholder and regulatory approval and is expected to close in late 2006 or early 2007. Until then, it will be business as usual and each company will continue to operate independently.

This combination is expected to provide significant new value for service providers by creating the first integrated end-to-end software suite for key telecom processes, including Business Support Systems (BSS), Operations Support Systems (OSS), Service Delivery Platform (SDP) and enterprise applications. MetaSolv’s talented team and market-leading product portfolio will become the OSS service fulfillment foundation for Oracle’s communications business unit. When the transaction closes, Oracle will be positioned to streamline and maximize efficiencies in key telecom business processes spanning BSS and OSS enterprise applications.

This acquisition is great news for our company, our customers, and for our partners. The natural synergies between Oracle’s and MetaSolv’s premier product suites, coupled with Oracle’s extensive research and development capacity, will enable us to further enhance our products and ensure both our customers’ and our partners’ continued success.

This combination benefits our partners in numerous ways:

•	Comprehensive Communications Suite: Oracle will be able to provide customers and partners with an end-to-end communications software suite incorporating OSS, CRM, Revenue Management and ERP applications. You will benefit by leveraging this offering to increase your customers’ business agility and reduce the cost and complexity of their BSS and OSS infrastructure.

•	Single Vendor: With this combination, your customers will be able to leverage Oracle’s worldwide best-in-class resources and partner investments while preserving your investment and experience with MetaSolv solutions.

•	Partner-Focused: Oracle will continue to partner with Network Equipment Manufacturers and System Integrators to enable the successful deployment of MetaSolv products. Oracle partnerships will extend to existing MetaSolv partners, many of whom are already Oracle Partners, and through the combined solution we will simplify and strengthen the customer relationship.

Throughout the acquisition and integration process, your existing MetaSolv contacts will remain the same. We will maintain regular communications with you throughout this process.

Conference Call Information:

MetaSolv and Oracle will hold a conference call to discuss the acquisition on Wednesday, October 25, at 11:30 a.m. ET/10:30 a.m. CT. Customers and partners may participate in the conference call by dialing [****]. You may also listen to the conference call over the Internet at www.metasolv.com by clicking Investors. Please visit the web site at least 15 minutes early to register, download, and install any necessary audio software. Related presentation materials will be posted to the Investor page. The presentation materials will be in Adobe Acrobat format. A dial-in telephone replay of the conference call will be available from 4:00 p.m. ET on Wednesday, October 25, through Wednesday, November 2. The dial-in replay number is [****], and the confirmation number is [****].

I am convinced this acquisition will bring exceptional value to our customers and exciting new opportunities to our partners. As we move forward and leverage the full value of Oracle’s and MetaSolv’s combined solution offering, our partners will remain a critical component of our strategy and we will continue to develop our strategic relationships with leading systems integrators and technology partners.

Sincerely,

T. Curtis Holmes Jr.

President and CEO

MetaSolv Software

Safe Harbor:

The proposed merger will be submitted to the Company’s stockholders for their consideration and the Company will file with the SEC a proxy statement to be used by the Company to solicit the approval of the proposed merger by its stockholders, as well as other relevant documents concerning the proposed merger. You are urged to read the proxy statement regarding the proposed merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the proxy statement, as well as other filings containing information about the Company at the SEC’s Internet Site (http://www.sec.gov). Copies of the proxy statement can also be obtained without charge, by directing a request to: MetaSolv Investor Relations, 5556 Tennyson Parkway, Plano, Texas 75024, or by telephone (972) 403-3000.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Additional information regarding the interests of those participants may be obtained by reading the Company’s definitive proxy statement dated April 10, 2006 in connection with the Company’s annual meeting of stockholders held on May 9, 2006 and by reading the proxy statement regarding the proposed merger when it becomes available.

This document contains forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, particularly, those statements regarding the effects of the proposed merger, and those preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “estimates,” or similar expressions. Forward-looking statements relating to expectations about future results or events are based upon information available to the Company as of today’s date, and the Company does not assume any obligations to update any of these statements. The forward-looking statements are not guarantees of the future performance of MetaSolv, Inc. (the “Company”) or the combined company and actual results may vary materially from the results and expectations discussed. For instance, while the Company and Oracle have signed an agreement to merge, there is no assurance that they will complete the proposed merger. In the event the companies do not receive necessary approval of the Company’s stockholders or government approvals or fail to satisfy conditions to closing, the merger agreement will terminate. Additional risks and uncertainties related to the proposed merger include, but are not limited to, conditions in the financial markets relevant to the proposed merger, the successful integration of the Company into Oracle’s business, and each company’s ability to compete in the highly competitive software industry. The revenues, earnings and business prospects of the Company and the combined company and their ability to achieve planned business objectives will be subject to a number of risks and uncertainties. These risks and uncertainties include, among other things, the variance of quarterly operating results; the Company’s ability to successfully manage and integrate acquisitions; the Company’s reliance on sales of its software; the need to expand sales and distribution capabilities; the need to expand to new customer markets; the Company’s continued use of strategic relationships; its ability to manage growth; the Company’s international operations; its ability to meet customer expectations; the quality of the Company’s software delivered; competition; consolidation within the telecommunications industry; limitations on the ability of customers to obtain adequate financing; and the Company’s ability to reduce its cost structure. These and other risks are identified from time to time in the Company’s SEC reports and public announcements.

A Message to Our Customers

On behalf of the management team at MetaSolv, I want to share some exciting news with you. This morning, Oracle announced that it has entered into a definitive agreement to acquire our company, MetaSolv Software, Inc. The agreement is subject to stockholder and regulatory approval and is expected to close in late 2006 or early 2007. Until then, it will be business as usual and each company will continue to operate independently.

This acquisition is great news for our company, our employees, our partners and, most importantly, our customers. This combination unleashes significant new value for service providers by creating the first integrated end-to-end software suite for key telecom processes, including Business Support Systems (BSS), Operations Support Systems (OSS), Service Delivery Platform (SDP) and enterprise applications. MetaSolv’s talented team and market-leading product portfolio will become the OSS service fulfillment foundation for Oracle’s communications business unit.

The natural synergies between Oracle’s and MetaSolv’s premier product suites, coupled with Oracle’s first-class support infrastructure and extensive research and development capacity, will enable us to further enhance our products and provide for our customers’ continued success. By offering an end-to-end software suite specifically designed for the communications industry, Oracle is now better positioned to streamline and maximize efficiencies in key telecom business processes.

This combination is expected to benefit communications service providers in numerous ways:

•	Single Campaign-to-Cash Software Suite: With the addition of MetaSolv, Oracle will offer a comprehensive end-to-end telecommunications software suite incorporating OSS, CRM, Revenue Management and ERP applications. With a single vendor to manage your customer interactions, revenue realization and automated service fulfillment, you will be able to optimize the order-to-cash process, lower transaction costs and accelerate time-to-revenue.

•	Improved Network Asset Management: Service providers will now have, from a single vendor, the ability to track and manage the entire life cycle of network assets. Through the combination of Oracle and MetaSolv applications, costly network assets can be more accurately managed and accounted for from initial procurement through to customer production, thereby improving efficiency, maximizing asset utilization, and reducing capital expenditures.

•	Rapid Time-to-Market for New Services: Lengthy and costly product/service creation, pricing, packaging and definition can be streamlined and automated. A single view of customers, products, and services and their relationship to the underlying network will allow you to rapidly introduce innovative services and business models, thereby enhancing competitiveness.

•	Backed by a Single Global Vendor: You will benefit from Oracle’s global 24x7 distribution and support network, backed by 7,000 support service personnel, 14,000 software developers, and access to more than 16,000 partners.

Throughout the acquisition and integration process, your existing MetaSolv contacts for support, professional services, and sales will remain the same. We will maintain regular communications with you throughout this process.

Conference Call Information:

MetaSolv and Oracle will hold a conference call to discuss the acquisition on Wednesday, October 25, at 11:30 a.m. ET/10:30 a.m. CT. Customers and partners may participate in the conference call by dialing [****]. You may also listen to the conference call over the Internet at www.metasolv.com by clicking Investors. Please visit the web site at least 15 minutes early to register, download, and install any necessary audio software. Related presentation materials will be posted to the Investor page. The presentation materials will be in Adobe Acrobat format. A dial-in telephone replay of the conference call will be available from 4:00 p.m. ET on Wednesday, October 25, through Wednesday, November 2. The dial-in replay number is [****], and the confirmation number is [****].

I believe this acquisition will bring exceptional value to you, and to the marketplace in general. MetaSolv has defined the OSS service fulfillment space and, by working as a part of Oracle, I am confident that we can continue to innovate and pioneer solutions that enable you to rapidly and profitably deliver new services to your customers.

Sincerely,

T. Curtis Holmes Jr.

President and CEO

MetaSolv Software

Safe Harbor:

The proposed merger will be submitted to the Company’s stockholders for their consideration and the Company will file with the SEC a proxy statement to be used by the Company to solicit the approval of the proposed merger by its stockholders, as well as other relevant documents concerning the proposed merger. You are urged to read the proxy statement regarding the proposed merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the proxy statement, as well as other filings containing information about the Company at the SEC’s Internet Site (http://www.sec.gov). Copies of the proxy statement can also be obtained without charge, by directing a request to: MetaSolv Investor Relations, 5556 Tennyson Parkway, Plano, Texas 75024, or by telephone (972) 403-3000.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Additional information regarding the interests of those participants may be obtained by reading the Company’s definitive proxy statement dated April 10, 2006 in connection with the Company’s annual meeting of stockholders held on May 9, 2006 and by reading the proxy statement regarding the proposed merger when it becomes available.

This document contains forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, particularly, those statements regarding the effects of the proposed merger, and those preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “estimates,” or similar expressions. Forward-looking statements relating to expectations about future results or events are based upon information available to the Company as of today’s date, and the Company does not assume any obligations to update any of these statements. The forward-looking statements are not guarantees of the future performance of MetaSolv, Inc. (the “Company”) or the combined company and actual results may vary materially from the results and expectations discussed. For instance, while the Company and Oracle have signed an agreement to merge, there is no assurance that they will complete the proposed merger. In the event the companies do not receive necessary approval of the Company’s stockholders or government approvals or fail to satisfy conditions to closing, the merger agreement will terminate. Additional risks and uncertainties related to the proposed merger include, but are not limited to, conditions in the financial markets relevant to the proposed merger, the successful integration of the Company into Oracle’s business, and each company’s ability to compete in the highly competitive software industry. The revenues, earnings and business prospects of the Company and the combined company and their ability to achieve planned business objectives will be subject to a number of risks and uncertainties. These risks and uncertainties include, among other things, the variance of quarterly operating results; the Company’s ability to successfully manage and integrate acquisitions; the Company’s reliance on sales of its software; the need to expand sales and distribution capabilities; the need to expand to new customer markets; the Company’s continued use of strategic relationships; its ability to manage growth; the Company’s international operations; its ability to meet customer expectations; the quality of the Company’s software delivered; competition; consolidation within the telecommunications industry; limitations on the ability of customers to obtain adequate financing; and the Company’s ability to reduce its cost structure. These and other risks are identified from time to time in the Company’s SEC reports and public announcements.

Oracle and MetaSolv – Acquisition Announcement

Delivering a leading end-to-end packaged software solution addressing the key business processes of the Communications Industry

General Presentation

October 2006

The following is intended to outline our general product direction. It is intended for information purposes only, and may not be incorporated into any contract. It is not a commitment to deliver any material, code, or functionality, and should not be relied upon in making purchasing decisions. The development, release, and timing of any features or functionality described for Oracle’s products remains at the sole discretion of Oracle.

The above is for informational purposes only and may not be incorporated into a contract.

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Agenda

What We are Announcing

Strategic Rationale

Customer and Partner Benefits

MetaSolv Software Overview

MetaSolv Customer Overview

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Monday, 23 October 2006 Page 3

What We are Announcing

Oracle to acquire MetaSolv Software, a leading provider of Operational Support Systems (OSS) for the Communications Industry

Acquiring MetaSolv Software for $4.10 per share, subject to required approvals

Expands Oracle’s Communications Suite to include Provisioning, Network Inventory and Activation solution

Transaction expected to close in late 2006 or early 2007

The combination will provide a leading software solution for end-to-end Communications processes across the Enterprise, including BSS, OSS, ERP and Service Delivery

Oracle as the leading choice for ERP, Supply Chain, HCM, database and infrastructure software

Siebel as the CRM standard for worldwide Communications Service Providers

Portal Software as a leading Billing and Revenue Management system

Oracle SDP as the platform for delivering next generation services

MetaSolv as the leading comprehensive OSS Service Fulfilment solution including Provisioning, Network Inventory and Activation

MetaSolv’s management and employees will become a part of Oracle’s Communications Global Business Unit

Build on a dedicated team focused on packaged software solutions for the Communications industry

Retain domain expertise and customer relationships

Provide a smooth transition for customers without interruption

The above is for informational purposes only and may not be incorporated into a contract.

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Monday, 23 October 2006 Page 4

Overview of Strategic Rationale

Communications continues to be a important industry for Oracle

Fourth largest industry in terms of software spend

Communications Operational Support Systems (OSS) is the fastest growing IT domain in the Communications Industry

Demand for packaged software solutions to support key business processes spanning customer relationship, service fulfilment, asset utilization and revenues management continues to grow

Streamlining the end-to-end “Campaign-to-Cash” Process

Providing comprehensive, end-to-end Network Asset Lifecycle Management & Optimization

Simplifying the Service Configuration & Deployment process through the Service Creation Environment

Extending Customer Data through Subscriber and Service Management and Communications-specific extensions to core data repositories

Combination will increase Oracle’s addressable customer base and strengthens its position in the industry

Significant customer commonality provides immediate benefits

Oracle will be a leading packaged application vendor in the communications industry

Additive to Oracle’s goal to become #1 globally in applications

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OSS is the Next Logical Focus for Oracle

Operational Support Systems (OSS) is the fastest growing IT domain in the Communications Industry

Deployment of Mass-Market Broadband is requiring the transition to Next Generation Networks

Increased complexity of IP-services, including VoIP, and IP-TV is driving the replacement of high-TCO infrastructure

Transition to all-IP and IMS-driven service convergence network infrastructure promotes the deployment of standard packaged software

The combination of Oracle and MetaSolv has the ability to lead the shift to product based solutions in OSS

MetaSolv offers a comprehensive, proven OSS Suite for multi-service communications service providers, with a focus on next generation networks and services

Both companies share a common philosophy of integrated, modular product based solutions that are implemented through configuration, rather than customisation

Both support next generation services and networks

Oracle has a global presence that can help facilitate change

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Monday, 23 October 2006 Page 6

End-to-End Communications Suite



Customers
CRM
SIEBEL
OSS Service Fulfillment
BSS
Provisioning
Network
Resource Mgmt.
Discovery
Activation
Billing and Revenue
Management
ORACLE
PORTAL.
SDP
ORACLE
Analytics
SIEBEL
Financials
ORACLE
SCM
ORACLE
Supply of
Network
Equipment
and Devices
Oracle Solutions
MetaSolv
Legacy
Network
IP-MPLS-WDM
NGN
Copper
Fiber
VoIP
Mobile
IP
GSM/
2.5G/3G
WiMAX
Network

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End-to-End Communications Suite

Provides a Single Campaign-to-Cash Software Suite

Incorporates OSS, CRM, Revenue Management and ERP applications

Manages customer interactions, revenue realization and automated service fulfillment to optimize processes

Lowers transaction costs and accelerates time-to-revenue

Improves Network Asset Management

Tracks and manages the entire life cycle of costly network assets

Improves efficiency and maximize asset utilization by accurately managing and accounting for assets from initial procurement through to customer production

Reduces capital expenditures

Rapid Time-to-Market for New Services

Streamlines and automates product/service creation, pricing, packaging and definition

Provides a single view of customers, products, and services and their relationship to the underlying network will allow service providers

Enhances competitiveness through the rapid introduction of innovative services

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A Strong Combined Industry Offering

	Oracle + MetaSolv	Other Solutions
Convergence	Unified OSS/BSS/ERP to support any business model for all service over any network	Choice of OSS and BSS systems depend on what services are launched, multiple overlapping systems may be required
Configuration vs. Customization	Highly configurable, packaged software	Toolkit and professional services
Architecture	Modern configuration model, open APIs, and built on emerging software engineering principles and standards	Legacy custom software approach with limited APIs, one-off integrations, and unproven upgradeability
Time-to-Market with New Services	Measured in Hours or Days	Typically Measured in several months
TCO	Lower predictable CAPEX and OPEX	Higher lifetime costs due to heavy services and customized approach
R&D Strategy	Product-based, proven roadmap	Custom, services-driven model with unpublished roadmap and little to no investment in product R&D.
Delivery Model	Integrated, yet modular, all around solution and complementary partner approach	One-stop, customized approach requiring massive vendor resources and long-term engagement model/lock-in.
Next Generation Networks & Services	IMS-ready today with end-to-end support for real-time and on-demand IP-based services	Lacks credibility and packaged product support for future needs of IMS / NGN service providers

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Oracle in Communications

Supplying applications and infrastructure software to the industry since the mid-1980s

90% of Communications companies worldwide use Oracle applications and/or infrastructure software

Nearly 700 Communications customers globally

19 of the world’s top 20 communications service providers run Oracle applications

Oracle’s existing offering for the

Communications industry has significant breadth

Portal Billing and Revenue Management

Oracle E-Business Suite for ERP/SCM

Siebel Systems for CRM and Analytics

PeopleSoft for HCM

TimesTen and Sleepycat for real-time data management

HotSip and Net4Call for the Oracle Service Delivery Platform

Data Hubs for customer and product master data management

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Oracle in Communications

Supplying applications and infrastructure software to the industry since the mid-1980s

Oracle currently supplies technology to over 90% of Communications companies worldwide with nearly 700 Communications customers globally

17 of the top 20 most profitable Communications companies run Oracle applications

Oracle’s existing offering for the Communications industry has significant breadth

Portal Software for Billing and Revenue Management

Oracle E-Business Suite for ERP/SCM

Siebel Systems for CRM and Analytics

PeopleSoft for HCM

TimesTen and Sleepycat for real-time data management

HotSip and Net4Call for the Oracle Service Delivery Platform

Data Hubs for customer and product master data management

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Expected MetaSolv Customer Benefits

MetaSolv applications supported and protected as the Service Fulfilment standard for the combined companies

Stronger combined vendor with complementary products

Improved stability in a highly fragmented competitive landscape

All of MetaSolv’s customers are currently Oracle technology customers

Highly complementary combination of product offerings

Preserve customers investment in MetaSolv product and vision

Management & employees will continue as part of the Communications Global business unit within Oracle

Current MetaSolv employees will provide retained industry domain expertise and knowledge

Provide smooth transition for customers without disruption

Enhanced support and services through scale

Global 24x7 support network for streamlined commercial relationship

Extended partner ecosystem with increased investment

Support and broaden relationship with MetaSolv alliance partners

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Expected Oracle Customer Benefits

MetaSolv Software acquisition underscores Oracle’s focus and commitment to the Communications Industry

Communications service providers have told Oracle that accessing an integrated packaged applications suite is one of their highest priorities

Combination of MetaSolv and Oracle will provide a catalyst to simplify their architectures and move to enterprise-wide product-based solutions

Complementary product offerings form a packaged software offering that addresses the business processes for Service Providers

Streamline Service Fulfilment

Comprehensive Network Lifecycle Management

Simplification of Service Creation

Acquisition is consistent with Oracle’s intent to develop deep industry functionality and focus

Transaction expands industry expertise, complements Oracle’s applications and technology, and creates new growth opportunities

Delivered by industry experts with significant domain knowledge

Continues Oracle’s strategy of addressing specific industries, which has included Communications, Retail and Financial Services

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Expected Oracle and MetaSolv Partner Benefits

Leverage partner relationship to address customer needs for OSS (Provisioning, Network Inventory and Provisioning) Billing, CRM, ERP, analytics and infrastructure software

Benefit from Oracle’s worldwide resources and partner investment

Benefit from MetaSolv’s best-in-class OSS suite solutions

Protects partners’ investments and experience with MetaSolv

Continue partnering with Network Equipment Manufacturers in the Activation and Network Inventory domains

Continue commitment work with leading systems integrators

Larger footprint from Oracle simplifies choices for SIs

Complementary delivery model

Commitment to continue supporting other OSS ISVs

For provision of Oracle’s infrastructure software (RDBMS, In-Memory Database, Middleware, BI)

For integration between ISVs and Oracle’s enterprise applications

Provision of technology support and collaboration will be conducted independently from MetaSolv Software

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Monday, 23 October 2006 Page 14

OSS Market Segment Overview $M

3000 2500 2000 1500 1000 500 0

1,610 549 336 355 370 2005

1,790 570 390 420 410 2006

1,990 570 450 500 470 2007

2,240 560 530 600 550 2008

2,460 530 630 680 620 2009

2,650 500 690 760 700 2010

CAGR (2005-2010)

Total 10.5%

Eng Tools (1.9%)

Activation 15.5%

Network 16.4% Resource Mgmt

Order Mgmt 13.6%

Growth drivers include:

Deployment of Mass-Market Broadband

Transition to Next Generation Networks, including VoIP, and IP-TV

IMS-driven Service Convergence

Replacement of high-TCO infrastructure

Transition to all-IP network infrastructure

Source: OSS Observer, Nov 2005

MetaSolv Software is:

#1 in service activation and a 13% market share

#2 in order management

#3 in network resource management and a 12% market share

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The above is for informational purposes only and may not be incorporated into a contract.

Overview of MetaSolv Software Solutions

MetaSolv has a comprehensive suite for OSS service fulfillment that enables automated service delivery and management of subscriber and services

Addresses key service provider requirements as either a complete suite or on a modular basis

Rapid configuration and deployment through a single service creation environment

Supports all types of services including next-generation IMS, VoIP, IPTV, IP VPN, Broadband and Mobile services, as well as traditional voice and data services

MetaSolv solutions are based on enterprise software principles

Accelerates time-to-revenue with highly configurable product solutions vs. traditional legacy systems that require frequent code changes

MetaSolv products are based on modular components, common data architectures, and flexible processes and workflows

MetaSolv leads service fulfillment vendors in software license revenues

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MetaSolv Footprint

Platform Enablers

Service Creation Environment

Cartridges

Monitoring Reporting

Platform MetaSolv Service Fulfillment Platform

Provisioning

Ordering

Service Provisioning

Inventory

Subscriber & Service

Network & Resource

Activation

Activation Discovery Configuration

Provisioning

Co-ordinate All Service or Network Delivery Activities, manual or automated, internal or inter-carrier

Inventory

Enterprise-wide Platform to Manage All Network Resources and Services

Subscriber & Service Management & Abstraction

Activation

Multi-Service & Multi-Vendor Activation & Discovery Platform

Centralized Management & Control of Network-wide Device Configurations

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MetaSolv Customer Overview

IP VPNs (25+)

VoIP/IPTV

Broadband (40+)

Mobile (55+)

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Monday, 23 October 2006 Page 18

Case Study: XO Communications

Case Study Broadband Provisioning

Business Challenge:

National network serving carriers and large businesses

Seeking to provide bundled services for voice, data and Internet

Experiencing rapid customer growth as well as corporate consolidation

MetaSolv Solution:

Next generation capabilities for effective broadband provisioning

Flow-through order management, inventory management, and activation

Comprehensive data migration

Business Benefits:

Reduced provisioning time for services

Introduce bundles and new services faster

Consolidated, centralized database for merged inventories

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Case Study: Vodafone

Case Study Mobile Activation

Business Challenge:

Order volumes outpacing ability to meet customer demands

Inability to activate and modify new next-generation services

Time to market with new services: >12

MetaSolv Solution:

High volume provisioning and activation system

Need scalability to manage growing volumes

Flexibility to activate and modify new services across new networks and technologies

Business Benefits:

Reduced time to market to <30 days

Enable high-volume customer demands on 3G Network (1.5 million order per day)

Flexible service creation environment for varied service bundles across 2.5/3G network infrastructure

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Case Study: Cable & Wireless

Case Study IP Provisioning

Business Challenge:

Need to consolidate two large, complex MPLS-based IP networks onto a single platform

Seeking to deliver high margin, differentiated IP services to large customer base

MetaSolv Solution:

Pre-integrated IP provisioning platform

Carrier-grade provisioning controller Multi-service activation

Advanced configuration management

Business Benefits:

Full automation of IP service provisioning

Effective network consolidation and transformation

Cost savings through multi-service provisioning and automation

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Next Steps

General announcement October 23, 2006

Communicate extensively with all constituents

Complete transaction

Obtain shareholder, regulatory and other necessary approvals

Expect to close by end of 2006 or early 2007

More information can be found at www.oracle.com/metasolv or www.metasolv.com

The above is for informational purposes only and may not be incorporated into a contract.

Monday, 23 October 2006 Page 22

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The proposed merger will be submitted to the Company’s stockholders for their consideration and the Company will file with the SEC a proxy statement to be used by the Company to solicit the approval of the proposed merger by its stockholders, as well as other relevant documents concerning the proposed merger. You are urged to read the proxy statement regarding the proposed merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the proxy statement, as well as other filings containing information about the Company at the SEC’s Internet Site (http://www.sec.gov). Copies of the proxy statement can also be obtained without charge, by directing a request to: MetaSolv Investor Relations, 5556 Tennyson Parkway, Plano, Texas 75024, or by telephone (972) 403-3000.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Additional information regarding the interests of those participants may be obtained by reading the Company’s definitive proxy statement dated April 10, 2006 in connection with the Company’s annual meeting of stockholders held on May 9, 2006 and by reading the proxy statement regarding the proposed merger when it becomes available.

The above is for informational purposes only and may not be incorporated into a contract.

Monday, 23 October 2006 Page 23

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This document contains forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, particularly, those statements regarding the effects of the proposed merger, and those preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “estimates,” or similar expressions. Forward-looking statements relating to expectations about future results or events are based upon information available to the Company as of today’s date, and the Company does not assume any obligations to update any of these statements. The forward-looking statements are not guarantees of the future performance of MetaSolv, Inc. (the “Company”) or the combined company and actual results may vary materially from the results and expectations discussed. For instance, while the Company and Oracle have signed an agreement to merge, there is no assurance that they will complete the proposed merger. In the event the companies do not receive necessary approval of the Company’s stockholders or government approvals or fail to satisfy conditions to closing, the merger agreement will terminate. Additional risks and uncertainties related to the proposed merger include, but are not limited to, conditions in the financial markets relevant to the proposed merger, the successful integration of the Company into Oracle’s business, and each company’s ability to compete in the highly competitive software industry. The revenues, earnings and business prospects of the Company and the combined company and their ability to achieve planned business objectives will be subject to a number of risks and uncertainties. These risks and uncertainties include, among other things, the variance of quarterly operating results; the Company’s ability to successfully manage and integrate acquisitions; the Company’s reliance on sales of its software; the need to expand sales and distribution capabilities; the need to expand to new customer markets; the Company’s continued use of strategic relationships; its ability to manage growth; the Company’s international operations; its ability to meet customer expectations; the quality of the Company’s software delivered; competition; consolidation within the telecommunications industry; limitations on the ability of customers to obtain adequate financing; and the Company’s ability to reduce its cost structure. These and other risks are identified from time to time in the Company’s SEC reports and public announcements.

The above is for informational purposes only and may not be incorporated into a contract.

Monday, 23 October 2006 Page 24

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ORACLE®

Announcing Oracle Acquires MetaSolv

MetaSolv Town Meeting

Monday, October 23 at 9:30 a.m. Central

We are excited to share the news about this morning’s announcement that Oracle will acquire MetaSolv Software. This acquisition will help MetaSolv broaden its market reach and continue to develop industry-leading OSS solutions, all with the support of a multi-billion dollar, global company. At this meeting, we will provide you with more information on this announcement and how the acquisition will benefit our company, employees, customers, and our shareholders. Representatives from Oracle will be on hand to help answer your questions.

We will hold this meeting at our Plano headquarters and via audio conference and WebEx for regional offices. There will be a question and answer session following the briefing. Please refer to the instructions below for locations at MetaSolv’s global offices for this important meeting .

The meeting will begin promptly at 9:30 a.m. Central/10:30 a.m. Eastern/15:30 GMT/16:30 W. Europe.

Webex Meeting Number [****]

Link to join meeting:

[****]

Conference call:

Dial in number: [****]

International Dial in: [****]

Participant Passcode: [****]

Meeting Locations

Plano – Auditorium

Toronto – Employee Social Area Second Floor

Ottawa – Canadian Room

London, Avon House, Kensington Village – 1st Floor Meeting Room

Denver – Denver Boardroom

All Other Offices – Designated Meeting Room

Home-based and Remote employees use the WebEx and Dial In instructions as above.

For questions regarding the company meeting, please contact Gina Carrico at 972-639-8906 or for technical support on the day of the meeting, please dial the CALL CENTER at 5555.

This message contains CONFIDENTIAL INFORMATION intended solely for the use of the addressee(s) named above. Any review, disclosure, distribution, copying or use of the information by others is strictly prohibited. If you have received this message in error, please advise the sender by immediate reply and delete the original message.

23 October 2006 © 2006, MetaSolv Software, Inc. Confidential 1 Oracle to Acquire MetaSolv Announcement Town Hall – October 23, 2006 T. Curtis Holmes, Jr. - President and CEO

23 October 2006 © 2006, MetaSolv Software, Inc. Confidential 2 Consistent With Our Strategy What was Announced Today? Welcome and Introduction AGENDA Questions?

23 October 2006 © 2006, MetaSolv Software, Inc. Confidential 3
•
Oracle to acquire MetaSolv Software, a leading provider of Operational
Support System (OSS) software for the Communications Industry
• Acquiring MetaSolv Software for $4.10 per share, subject to required approvals
• Expands Oracle’s Communications Suite to include Provisioning, Network Inventory and Activation solution
• Transaction expected to close in late 2006 or early 2007
•
The combination will provide a leading software solution for end-to-end
Communications processes across the Enterprise: BSS-OSS-SDP and
ERP
• Oracle as the leading choice for ERP, Supply Chain, HCM, database and infrastructure software
• Siebel as the CRM standard for worldwide Communications Service Providers
• Portal as the leading Billing and Revenue Management system
• Oracle SDP as the platform for delivering next generation services
• MetaSolv as the leading comprehensive OSS Service Fulfilment solution
•
MetaSolv’s management and employees will become a part of the Oracle
Communications Global Business Unit
• Build on a dedicated team focused on packaged software solutions for the Communications industry
• Retain domain expertise and customer relationships
• Provide a smooth transition for customers without interruption
WHAT ARE WE ANNOUNCING?

23 October 2006 © 2006, MetaSolv Software, Inc. Confidential 4
• Cash merger offer
• Offer of $4.10 per share
• All employee options will be assumed with the
economic value preserved
• All unvested employee stock options will be
assumed
• Preservation of their economic value
• MetaSolv will be integrated into the
Communications Global Business Unit within
Oracle
TERMS OF THE DEAL

23 October 2006 © 2006, MetaSolv Software, Inc. Confidential 5
CRM
Billing & Revenue Management
Customers
GSM/
2.5G/3G
Copper
Fiber
VoIP
IP
Mobile
IP-MPLS-WDM
WiMAX
NGN
Legacy
Network
Network
Financials
SCM
Analytics
Provisioning
Network
Resource Mgmt.
Discovery
Activation
Supply of
Network
Equipment
and Devices
SDP
OSS Service Fulfilment
Oracle Solutions
Marine
BSS
END-TO-END COMMUNICATIONS SUITE
•
An end-to-end packaged OSS/BSS offering for the Communications industry
•
Powerful efficiencies from combining best-practices and application integration
•
Strong solution for a dynamic and evolving industry

23 October 2006 © 2006, MetaSolv Software, Inc. Confidential 6 Consistent With Our Strategy AGENDA What was Announced Today? Welcome and Introduction Questions?

23 October 2006 © 2006, MetaSolv Software, Inc. Confidential 7
• Recognized Segment Leader
• Improving Financial Performance
• Revenue Growth
• Profitability
• Strategic customer wins and relationships
• Deep knowledge and experience in the products and
industry
• Oracle has chosen MetaSolv to be the foundation for the
OSS Service Fulfilment for the Communications Global
Business Unit
VALIDATION OF YOUR HARD WORK

23 October 2006 © 2006, MetaSolv Software, Inc. Confidential 8
GREAT MARKET TIMING: INDUSTRY TRANSFORMATION
• Accelerating Our Global Expansion
• Enabling Service and Network
Transformation:  Broadband, IP, VoIP, Mobile
• Transforming Our Customer Base
• Delivering New Product Innovation
• Enabling Our Channel Partners
Natural Evolution for MetaSolv

23 October 2006 © 2006, MetaSolv Software, Inc. Confidential 9 INDUSTRY CONSOLIDATION CONTINUES CUSTOMERS PARTNERS: COMPETITORS: Proposed

23 October 2006 © 2006, MetaSolv Software, Inc. Confidential 10
•
Exceptional opportunity for innovation and growth
• Oracle is a leader in the enterprise software space
• Backing of significant R&D resources
•
Substantial infrastructure offers greater ability to grow the business
•
MetaSolv and Oracle joining forces is a union of unique skills &
technology
• Expect to retain vast majority of employees as we accelerate efforts on a combined basis
•
Securing a strong future for our Company
GREAT NEWS FOR OUR EMPLOYEES

23 October 2006 © 2006, MetaSolv Software, Inc. Confidential 11
•
Stronger combined vendor with complementary products
• Improved stability in a highly fragmented competitive landscape
• All of MetaSolv’s customers are currently Oracle technology customers
• Highly complementary combination of product offerings
•
Preserve customers investment in MetaSolv product and vision
• Management & employees will continue as part of the Communications Global business unit within Oracle
• Current MetaSolv employees will provide retained industry domain expertise and knowledge
•
Provide smooth transition for customers without disruption
• Enhanced support and services through scale
• Global 24x7 support network for streamlined commercial relationship
• Extended partner ecosystem with increased investment
• Support and broaden relationship with MetaSolv alliance partners
GREAT NEWS FOR OUR CUSTOMERS

23 October 2006 © 2006, MetaSolv Software, Inc. Confidential 12
GREAT NEWS FOR OUR PARTNERS
•
Expand partner relationships to address customer needs for OSS
(Provisioning, Network Inventory and Provisioning), Billing, CRM,
ERP, analytics and infrastructure software
• Benefit from Oracle’s worldwide resources and partner investment
• Benefit from MetaSolv’s best-in-class OSS suite solutions
• Protects partners’ investments and experience with MetaSolv
•
Continue partnering with Network Equipment Manufacturers in
the Activation and Network Inventory domains
• Continue commitment work with leading systems integrators
• Larger footprint from Oracle simplifies choices for SIs
• Complementary delivery model
•
Commitment to continue supporting other OSS ISVs
• For provision of Oracle’s infrastructure software (RDBMS, In-Memory Database,
Middleware, BI)
• For integration between ISVs and Oracle’s enterprise applications
• Provision of technology support and collaboration will be conducted independently from MetaSolv Software

23 October 2006 © 2006, MetaSolv Software, Inc. Confidential 13
INCREASED VALUE FOR OUR STOCKHOLDERS
•
Represents a 33% premium to our 30 day average share price
•
Represents a 42% premium to our 90 day average share price
•
Represents a 51% premium to 30 day average Enterprise Value
•
Represents the highest share price in four years
•
Provides liquidity for existing investors

23 October 2006 © 2006, MetaSolv Software, Inc. Confidential 14
October 23 November December
Signed Merger agreement
Public announcement of intention
Regulatory Approvals
Deliver Proxy Statement and hold Stockholder Meeting
Complete
Purchase*
• Subject to change based on stockholder votes and
other external factors
January 2007
ACQUISITION TIMELINE

23 October 2006 © 2006, MetaSolv Software, Inc. Confidential 15
ANNOUNCEMENT TIMELINE
• Market Announcement: Monday, October 23, 2006
• 07:00 AM Press Releases issued and employee email sent
• 07:30 AM Website headline pushed out
• 9:30 AM HQ All Hands meeting
• 12:00 PM Customer and Partner email/letters sent
• 04:00 PM MetaSolv Investor Call
• Internal website with FAQs and additional information:
•
Tuesday/Wednesday, October 24, 25th
• Conference Call for customers and partners:
•
Wednesday, October 25
th
at 10:30 AM CST

23 October 2006 © 2006, MetaSolv Software, Inc. Confidential 16
Until closing, we are a separate company – and must act that way
•
Do not give customers, partners or anyone else the
impression that the parties are acting jointly or have
combined their operations prior to closing
•
Do not identify the two parties as one company or the same
company
•
Do continue to compete, develop and market our products,
as if no merger is pending.
•
Do limit the scope of sharing sensitive information to those with a need to know:  diligence or integration planning
•
Focus in the meantime should be on 100% customer
satisfaction and business as usual and driving successful
Q4 06 results
PRE-CLOSING LEGAL REQUIREMENTS

23 October 2006 © 2006, MetaSolv Software, Inc. Confidential 17
• Employees
• Regular staff meetings to communicate progress
•
InfoLine@metasolv.com: submit questions
• Regular communications from Management
• MetaWeb
• Customers and Partners
• Initial emails sent today
• Follow up calls from sales and alliances
• Joint announcement call with Oracle Wednesday
morning
• Ongoing communications announcing milestones
ONGOING COMMUNICATIONS

23 October 2006 © 2006, MetaSolv Software, Inc. Confidential 18
• www.metasolv.com
Web Site
• Press Release
Press/ Analysts
(External Web)
• Press Release
• General Presentation
• General FAQ
Customers/
Partners
(External Web)
• All Hands Presentation
• General Presentation
• Employee FAQ
• Employee InfoLine
• Do’s and Don’ts
Employees
(MetaWeb)
• Business Presentation (on MetaSolv Template)
• Email to Customer/ Partner
• Customer/Partner FAQ
• Press Release
Sales
(Sales Toolkit)
COMMUNICATIONS AND MATERIALS AVAILABLE

23 October 2006 © 2006, MetaSolv Software, Inc. Confidential 19 Welcome and Introduction AGENDA What was Announced Today? Consistent With Our Strategy Questions?

23 October 2006 © 2006, MetaSolv Software, Inc. Confidential 20 Questions or Comments?

23 October 2006 © 2006, MetaSolv Software, Inc. Confidential 21
• The proposed merger will be submitted to the Company’s stockholders for their consideration and the Company will file with the SEC a proxy statement to be used by the
Company to solicit the approval of the proposed merger by its stockholders, as well as other relevant documents concerning the proposed merger. You are urged to read the proxy statement regarding the proposed merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the proxy statement, as well as other filings containing information about the Company at the SEC’s Internet Site (http://www.sec.gov). Copies of the proxy statement can also be obtained without charge, by directing a request to: MetaSolv
Investor Relations, 5556 Tennyson Parkway, Plano, Texas 75024, or by telephone (972)
403-3000.
• The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Additional information regarding the interests of those participants may be obtained by reading the Company’s definitive proxy statement dated April 10, 2006 in connection with the Company’s annual meeting of stockholders held on May 9, 2006 and by reading the proxy statement regarding the proposed merger when it becomes available.

23 October 2006 © 2006, MetaSolv Software, Inc. Confidential 22
• This document contains forward-looking statements that are made pursuant to the Safe Harbor
Provisions of the Private Securities Litigation Reform Act of 1995, particularly, those statements regarding the effects of the proposed merger, and those preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “estimates,” or similar expressions.
Forward-looking
statements relating to expectations about future results
or events are based upon information available to the Company as of today’s date, and the
Company does not assume any obligations to update any of these statements. The forward-looking
statements are not guarantees of the future performance of MetaSolv, Inc. (the
“Company”) or the combined company and actual results may vary materially from the results and expectations discussed. For instance, while the Company and Oracle have signed an agreement to merge, there is no assurance that they will complete the proposed merger. In the event the companies do not receive necessary approval of the Company’s stockholders or government approvals or fail to satisfy conditions to closing, the merger agreement will terminate. Additional risks and uncertainties related to the proposed merger include, but are not limited to, conditions in the financial markets relevant to the proposed merger, the successful integration of the Company into Oracle’s business, and each company’s ability to compete in the highly competitive software industry. The revenues, earnings and business prospects of the Company and the combined company and their ability to achieve planned business objectives will be subject to a number of risks and uncertainties. These risks and uncertainties include, among other things, the variance of quarterly operating results; the
Company’s ability to successfully manage and integrate acquisitions; the Company’s reliance on sales of its software; the need to expand sales and distribution capabilities; the need to expand to new customer markets; the Company’s continued use of strategic relationships; its ability to manage growth; the Company’s international operations; its ability to meet customer expectations; the quality of the Company’s software delivered; competition; consolidation within the telecommunications industry; limitations on the ability of customers to obtain adequate financing; and the Company’s ability to reduce its cost structure. These and other risks are identified from time to time in the Company’s SEC reports and public announcements.

Acquisition Announcement for MetaSolv Employees Bhaskar Gorti Senior Vice President & General Manager Communications Global Business Unit, Oracle

The following is intended to outline our general
product direction. It is intended for information
purposes only, and may not be incorporated into any
contract. It is not a commitment to deliver any
material, code, or functionality, and should not be
relied upon in making purchasing decisions.
The development, release, and timing of any
features or functionality described for Oracle’s
products remains at the sole discretion of Oracle.

Congratulations!
Combination of Oracle and MetaSolv is going to be a marquee event
MetaSolv is a tremendous company and well-respected
This merger is about expansion, not overlap
Oracle is here today to present the following:
• Introduction to Oracle
• Rationale for the combination
• What to expect going forward
• Take questions

Welcome to Oracle
From the beginning in 1977, Oracle’s success
has come from a commitment to technological
innovation combined with product quality
Both have been essential to the success
of our 275,000+ customers
Result is the leading supplier of software for information management, and the world’s second largest independent software company
• Over 55,000 employees in 60+ countries
None of this happens without taking care of our people and empowering them to build on this momentum
• We have one of the largest development talent pools in the industry to drive product innovation
• Addition of MetaSolv and its development, support, sales and services resources is critical to maintaining this advantage
• Significant opportunity is available to you here, and we look forward to taking advantage of your past and future contributions

Oracle in communications today
Supplying applications and infrastructure software to the industry since the mid-1980s
90% of communications companies worldwide use Oracle
applications and/or infrastructure software
Nearly 700 communications customers globally
17 of the world’s top 20 communications service providers run
Oracle applications
All 10 of the world’s most profitable communications service providers run Oracle applications
All 15 of the top U.S. communications service providers run Oracle applications
8 of world’s top 10 mobile operators run Oracle applications

Overview of strategic rationale
Oracle is extending its leadership in Communications with a
packaged software solution for end-to-end processes
• Enterprise processes
Oracle E-Business Suite ERP, SCM, Asset Management and
PeopleSoft Enterprise HCM;
• Business Support System (BSS) processes
Oracle Communications Billing and Revenue Management, Siebel CRM,
Siebel Analytics and eDocs;
• OSS processes
MetaSolv Provisioning, Network Inventory and Service Activation

Overview of strategic rationale
Operational Support Systems are the fastest growing IT domain in the Communications Industry
• Deployment of Mass-Market Broadband is requiring the transition to Next
Generation Networks
• Increased complexity of IP-services, including VoIP, and IP-TV is driving the replacement of high-TCO infrastructure
• Transition to all-IP and IMS-driven service convergence network infrastructure promotes the deployment of standard packaged software
• $1.79 B in 2006, growing to $2.65 B, with 10% CAGR and is a domain that has been outside Oracle’s addressable market

Overview of strategic rationale
•
Communications customers have told Oracle that
accessing an integrated, end-to-end packaged applications suite is one of their highest priorities
• Provides a Single Campaign-to-Cash Software Suite
• Incorporates OSS, CRM, Revenue Management and ERP applications
• Manages customer interactions, revenue realization and automated service fulfillment
• Lowers transaction costs and accelerates time-to-revenue
• Improves Network Asset Management
• Tracks and manages the entire life cycle of costly network assets
• Improves efficiency and maximize asset utilization by accurately managing and accounting for assets from initial procurement through to customer production
• Reduces capital expenditures
• Rapid Time-to-Market for New Services
• Streamlines and automates product/service creation, pricing, packaging and definition
• Provides a single view of customers, products, and services and their relationship to the underlying network will allow service providers
• Enhances competitiveness through the rapid introduction of innovative services

Overview of strategic rationale
•
The combination of Oracle and MetaSolv has the ability to
lead the shift to product based solutions in OSS
• MetaSolv offers a comprehensive, proven OSS Suite for multi-service communications service providers, with a focus on next generation networks and services
• Both companies share a common philosophy of integrated, modular product based solutions that are implemented through configuration, rather than customisation
• Both support next generation services and networks
• Oracle has a global presence that can help facilitate change

Overview of strategic rationale
•
The Acquisition is consistent with Oracle’s intent to develop deep industry functionality and focus
• Transaction expands industry expertise, complements Oracle’s applications and technology, and creates new growth opportunities
• Delivered by industry experts with significant domain knowledge
• Continues Oracle’s strategy of addressing specific industries, which has included
Communications, Retail and Financial Services

Building on the foundation
• Oracle has a proven
history of delivering
leading horizontal
solutions
• Vertical focus: industry-
specific, mission critical
applications
• An independent Global
Business Unit focused on
the needs of the
Communications Industry

A new focus
Communications Global Business Unit
• Industry leading domain
expertise
• Focused product R&D
and solution expansion
• Dedicated sales
& delivery organization
• Support continuity
& investment
• Direct customer feedback
& engagement
• Leverage the larger
technology investments
of Oracle

An independent revenue stream

Communications Business Unit
Functional Alignment
Training Development
Planning and Operations
Alliances
Services
Sales
Marketing
Engineering
CTO
Strategy
Business Unit
Oracle Groups
Tax
Legal
Finances
Facilities
IT
HR
Education Delivery
Customer Support

End-to-End Communications Suite
CRM
Billing & Revenue Management
Customers
GSM/
2.5G/3G
Copper
Fiber
VoIP
IP
Mobile
IP-MPLS-WDM
WiMAX
NGN
Legacy
Network
Network
Financials
SCM
Analytics
Provisioning
Network
Resource Mgmt.
Discovery
Activation
Supply of
Network
Equipment
and Devices
SDP
OSS Service Fulfilment
Oracle Solutions
Marine
BSS

Acquisition Announcement for MetaSolv Employees Darnelle Aynesworth Director, Oracle Human Resources

Overall Employment Process
Employees will remain employees of MetaSolv, Inc. until the local legal entity combines in each country
Legal combinations / mergers, country by country, are in accordance with local legal requirements and in accordance with Interim Operating Rules
(IORs) as applicable

Preliminary U.S. HR timeline
• US Offers Extended – As close to the closing date as possible
• Offer Acceptance Deadline – One week after receipt of offer
• Oracle U.S. Benefits Presentation – Shortly after offers are extended
• Effective date with Oracle – Upon completion of legal entity merger
• MetaSolv New Hire Orientation – As close to effective date as possible

HR process outside the U.S.
• Process driven by local terms and conditions
• MetaSolv employees would generally become Oracle employees upon completion of the local legal entity reorganization
• Reorganization outside the U.S. may require local government approval and/or consultation with workers counsels or governmental agencies
• The process outside the U.S. will generally take longer and integration will most likely occur after the U.S.
• In many countries offers will not be generated; rather employees are notified at the time of the reorganization with position details confirmed as part of the merger process

Global Job Mapping Process
•
Oracle Human Resources “mapped” MetaSolv job titles to
Oracle job families
•
Matching is primarily based on the incumbents principal job
duties, title and number of direct reports
•
Oracle HR compare job descriptions and career level
structures against the high tech industry standard to create the first cut
•
Preliminary job mappings are then reviewed by new/current
manager for input, validation & correction

The preceding is intended to outline our general
product direction. It is intended for information
purposes only, and may not be incorporated into any
contract. It is not a commitment to deliver any
material, code, or functionality, and should not be
relied upon in making purchasing decisions.
The development, release, and timing of any
features or functionality described for Oracle’s
products remains at the sole discretion of Oracle.